Exhibit 10.11(p)

FIRST AMENDMENT TO PURCHASE AGREEMENT

This FIRST AMENDMENT, dated as of November 13, 2019 (this “Amendment”), to the PURCHASE AGREEMENT, dated as of November 16, 2018 (the “Existing Agreement” and as amended by this Amendment, the “Agreement”), among PERIMETER MASTER NOTE BUSINESS TRUST, a business trust organized and existing under the laws of the State of Nevada, as issuer (the “Issuer”), PERIMETER FUNDING CORPORATION, a Nevada corporation (“Perimeter”), as transferor (together with its successors and permitted assigns in such capacity, the “Transferor”), ACCESS FINANCING, LLC, a Georgia limited liability company, as servicer (together with its successors and permitted assigns, the “Servicer”), TSO-FORTIVA NOTES HOLDCO LP, as Agent (the “Agent”) and TSO-FORTIVA NOTES HOLDCO LP, as an Investor.

W I T N E S S E T H :

WHEREAS, the parties wish to amend the Existing Agreement as set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings specified in the Existing Agreement.

2. Amendment.

Section 1.1 of the Existing Agreement is amended hereby by deleting the definition of “Aggregate Maximum Principal Amount” and adding the following definition in its place:

“Aggregate Maximum Principal Amount” means Seventy Million Dollars ($70,000,000.00), as such amount may be reduced from time to time in accordance with the terms hereof or the Series 2017-One Purchase Agreement.

3. Representations and Warranties. Each of the parties hereto represents and warrants that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity). As of the date hereof, each of the Transferor, the Issuer and the Servicer, as to itself only and not as to any other, represents and warrants to the Agent, the Investors and the Certificateholder, that all representations and warranties made by it in Section 4.1 of the Agreement, with respect to itself, are true and correct as of the date hereof.

4. Agreement in Full Force and Effect as Amended. Except as specifically amended hereby, all of the terms and conditions of the Existing Agreement shall remain in full force and effect. All references to the Existing Agreement in any other document or instrument among the parties hereto shall be deemed to mean such Existing Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Existing Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Existing Agreement, as amended by this Amendment, as though the terms and obligations of the Existing Agreement were set forth herein.

5. Limited Recourse; No Proceedings. Sections 6.10 and 6.11 of the Agreement are incorporated herein by reference.

6. Counterparts. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

8. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Agreement and by any person claiming by, through or under the parties to this Agreement, (d) Wilmington Trust, National Association has not verified and has conducted no investigation as to the accuracy or completeness of any representation, warranty or covenant of the Issuer and (e) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any Indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other document to which the Issuer is a party.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

PERIMETER FUNDING CORPORATION,

as Transferor

By: /s/ Rosalind T. Drakeford

Name: Rosalind T. Drakeford
Title: Secretary

ACCESS FINANCING, LLC, as Servicer

By: /s/ Mitch Saunders

Name: Mitch Saunders
Title: Vice President

PERIMETER MASTER NOTE BUSINESS

TRUST, as Issuer

By: Wilmington Trust, National

Association, not in its individual capacity

but solely as Owner Trustee

By:/s/ Patricia A. Bradenburg
Name: Patricia A. Bradenburg
Title: Banking Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO PURCHASE AGREEMENT]

TSO-Fortiva Notes Holdco LP, as Agent

By: TowerBrook TSO GP (Alberta), L.P., its

General Partner

By: TowerBrook Investors, Ltd., its General

Partner

By: /s/ Glenn F. Miller
Name: Glenn F. Miller
Title: Authorized Signatory

TSO-Fortiva Notes Holdco LP, as Investor

By: TowerBrook TSO GP (Alberta), L.P., its

General Partner

By: TowerBrook Investors, Ltd., its General

Partner

By: /s/ Glenn F. Miller
Name: Glenn F. Miller
Title: Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO PURCHASE AGREEMENT]